UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

On May 31, 2018, LivaNova PLC (“LivaNova” or the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”). This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to include an omitted paragraph of text and highlighted information in the Original Form 8-K. This Form 8-K/A includes the omitted information and restates in its entirety the Original Form 8-K.

RESTATE

Item 8.01 Other Events

On May 30, 2018, the Centers for Medicare & Medicaid Services (“CMS”) published a tracking sheet to reconsider the National Coverage Determination (“NCD”) for LivaNova PLC’s (“LivaNova” or the “Company”) Vagus Nerve Stimulation Therapy® (“VNS Therapy”) System for Treatment-Resistant Depression (“TRD”).

This decision by CMS follows LivaNova’s submission of a letter to CMS requesting a formal reconsideration of the NCD for VNS Therapy, NCD 160.18, specifically for TRD. Over the last decade, a significant body of new evidence has emerged showing that the addition of VNS Therapy is effective in reducing symptoms in patients with TRD.

The posting of the National Coverage Analysis (“NCA”) tracking sheet, https://www.cms.gov/medicare-coverage-database/details/nca-tracking-sheet.aspx?NCAId=292&TimeFrame=7&DocType=All&bc=AAAAIAAAQAAA&, has opened the 30-day public comment period. Interested parties may comment on the NCA tracking sheet until June 29 as CMS brings greater attention to this important public health issue.

Following the 30-day comment period and up to six months later, CMS will release a Proposed Decision Memorandum. The proposed decision could result in any of the following possibilities or variations thereof:

1.	CMS may confirm its NCD

2.	CMS may reverse its NCD

3.	CMS may remove the national non-coverage language from its NCD and allow its local Medicare Administrative Contractors (“MACs”) to make coverage decisions

4.	CMS may use a coverage with evidence development (“CED”) framework to expand coverage for patients with TRD while additional evidence is being collected

Once the Proposed Decision Memorandum is released, CMS will open another 30-day public comment period, after which, the agency will render a final decision on the NCD for VNS Therapy for TRD.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	Press Release issued by LivaNova PLC dated May 30, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by LivaNova PLC dated May 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: May 31, 2018	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary